UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
June 7, 2004

RANGE RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-9592	34-1312571

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

777 Main Street, Suite 800
Ft. Worth, Texas	76102

(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code: (817) 870-2601

(Former name or former address, if changed since last report): Not applicable

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ITEM 9. REGULATION FD DISCLOSURE

     On June 7, 2004, Range Resources Corporation issued a press release announcing it intends to offer 10 million shares of common stock to the public. A copy of this press release is being furnished as an exhibit to this report on Form 8-K.

ITEM 7. Financial Statements and Exhibits

     (c) Exhibits:

99.1	Press Release dated June 7, 2004

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE RESOURCES CORPORATION
By:	/s/ROGER S. MANNY
Roger S. Manny
Chief Financial Officer

Date: June 8, 2004

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated June 7, 2004

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